UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Express, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! EXPRESS, INC. 2022 Annual Meeting Vote by June 7, 2022 11:59 PM ET EXPRESS, INC. 1 EXPRESS DRIVE COLUMBUS, OH 43230 D74369-P71477 You invested in EXPRESS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 8, 2022. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and June 8, 2022 8:30 AM EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/EXPR2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class III Directors. Nominees: 1a. Terry Davenport For 1b. Karen Leever For 1c. Antonio Lucio For 2. Advisory vote to approve executive compensation (Say-on-Pay). For 3. Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof as will be voted on by the proxies in their discretion. D74370-P71477